                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-5845

                          Van Kampen Senior Loan Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 7/03
                        -----------

Date of reporting period: 7/31/03
                         -----------

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this update, you'll learn about how your fund performed during the reporting period. The portfolio manager will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

CURRENT DISTRIBUTION

(July 25, 1993--July 31, 2003)
(LINE GRAPH)

                                                                 SENIOR LOAN FUND - CLASS B           3-MONTH TREASURY BILL*
                                                                 --------------------------           ----------------------
7/93                                                                        5.76                               3.10
                                                                            5.75                               3.07
                                                                            5.75                               2.98
                                                                            5.50                               3.10
                                                                            5.49                               3.20
                                                                            5.47                               3.06
                                                                            5.47                               3.03
                                                                            5.48                               3.43
                                                                            5.72                               3.55
                                                                            6.16                               3.95
                                                                            6.50                               4.24
                                                                            6.50                               4.22
7/94                                                                        6.50                               4.36
                                                                            6.81                               4.66
                                                                            7.00                               4.77
                                                                            7.00                               5.15
                                                                            7.00                               5.71
                                                                            7.57                               5.69
                                                                            8.01                               5.99
                                                                            8.04                               5.94
                                                                            8.03                               5.87
                                                                            8.02                               5.86
                                                                            8.02                               5.80
                                                                            8.01                               5.57
7/95                                                                        8.02                               5.58
                                                                            8.01                               5.44
                                                                            8.02                               5.41
                                                                            8.03                               5.51
                                                                            8.03                               5.49
                                                                            7.54                               5.08
                                                                            7.54                               5.05
                                                                            7.25                               5.03
                                                                            7.26                               5.14
                                                                            7.01                               5.15
                                                                            6.80                               5.18
                                                                            6.80                               5.16
7/96                                                                        6.80                               5.31
                                                                            7.01                               5.28
                                                                            7.01                               5.03
                                                                            7.01                               5.15
                                                                            7.01                               5.13
                                                                            7.02                               5.17
                                                                            7.02                               5.15
                                                                            7.02                               5.22
                                                                            7.02                               5.32
                                                                            7.03                               5.23
                                                                            7.03                               4.94
                                                                            6.60                               5.17
7/97                                                                        7.02                               5.23
                                                                            6.80                               5.22
                                                                            6.79                               5.10
                                                                            7.26                               5.20
                                                                            6.58                               5.20
                                                                            7.26                               5.35
                                                                            7.01                               5.18
                                                                            6.37                               5.31
                                                                            7.52                               5.12
                                                                            7.01                               4.97
                                                                            7.52                               5.01
                                                                            6.18                               5.08
7/98                                                                        7.26                               5.07
                                                                            6.60                               4.83
                                                                            6.82                               4.36
                                                                            7.11                               4.32
                                                                            5.81                               4.48
                                                                            6.63                               4.45
                                                                            6.02                               4.45
                                                                            6.20                               4.67
                                                                            6.88                               4.48
                                                                            6.63                               4.54
                                                                            6.22                               4.63
                                                                            6.49                               4.78
7/99                                                                        6.48                               4.75
                                                                            6.55                               4.97
                                                                            6.56                               4.85
                                                                            6.58                               5.09
                                                                            6.59                               5.30
                                                                            6.59                               5.33
                                                                            6.90                               5.69
                                                                            6.96                               5.78
                                                                            7.22                               5.87
                                                                            7.23                               5.83
                                                                            7.25                               5.62
                                                                            7.57                               5.85
7/00                                                                        7.57                               6.22
                                                                            7.60                               6.31
                                                                            8.14                               6.21
                                                                            8.31                               6.39
                                                                            8.40                               6.20
                                                                            8.53                               5.90
                                                                            8.63                               4.99
                                                                            8.74                               4.86
                                                                            8.09                               4.29
                                                                            7.20                               3.88
                                                                            6.75                               3.62
                                                                            6.54                               3.66
7/01                                                                        6.29                               3.52
                                                                            5.97                               3.37
                                                                            5.80                               2.37
                                                                            5.28                               2.01
                                                                            4.71                               1.73
                                                                            4.47                               1.72
                                                                            4.19                               1.76
                                                                            3.97                               1.76
                                                                            3.93                               1.77
                                                                            3.90                               1.77
                                                                            3.92                               1.73
                                                                            3.95                               1.68
7/02                                                                        4.15                               1.70
                                                                            4.32                               1.67
                                                                            4.33                               1.55
                                                                            4.48                               1.45
                                                                            4.48                               1.21
                                                                            4.25                               1.20
                                                                            4.09                               1.17
                                                                            4.11                               1.20
                                                                            4.10                               1.11
                                                                            3.81                               1.11
                                                                            3.75                               1.10
                                                                            3.67                               0.85
7/03                                                                        3.54                               0.94

Data provided for the fund reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

* Source: Bloomberg

                                                      B SHARES          C SHARES
                                                   since 10/04/89    since 06/13/03
-----------------------------------------------------------------------------------
AVERAGE ANNUAL                                       W/O SALES         W/O SALES
TOTAL RETURNS                                         CHARGES           CHARGES

Since Inception                                        5.63%             2.02%

10-year                                                4.64                --

5-year                                                 2.23                --

1-year                                                 6.58                --
-----------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when tendered, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return assumes reinvestment of all dividends and capital gains and excludes payment of maximum early withdrawal charge. An early withdrawal charge for Class B shares of 3.00% will be imposed on most shares accepted by the fund for repurchase within the first year after purchase and declining thereafter to 0.00% after the fifth year. An early withdrawal charge for Class C shares of 1.00% will be imposed on most shares accepted by the fund for repurchase, which have been held for less than one year. Distribution rate represents the monthly annualized distributions of the fund at the end of the period and not the earnings of the fund.

Fund Report

FOR THE 12-MONTH PERIOD ENDED JULY 31, 2003

       Howard Tiffen, Managing Director, is primarily responsible for the day-to-day management of Van Kampen Senior Loan Fund. The following discussion reflects his views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. The market over the past year can really be divided into two distinct segments. During the first six months of the reporting period, a stagnant economy, lack of corporate earning power, and the effects of a series of corporate-governance scandals resulted in a very difficult environment for senior loans.

       During the latter half of the period, however, the market improved dramatically. Absolute levels of corporate profitability began to increase, the number of debt refinancings rose considerably, and default rates began to subside. As a result, bank loan prices rallied. We believe this marked improvement was the result of several factors. First, corporate management has been forced to learn how to better operate in a low-growth, low-inflation environment, which has led to stronger corporate valuations. Second, more companies have been able to issue long-term debt to shore up their balance sheets. And lastly, we began to see many companies that were in bankruptcy two to three years ago return to performing status and earn a profit.

Q.     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.      --  The fund returned 6.58 percent for the twelve months ended July 31,
            2003. This return is for Class B shares, assumes the reinvestment of all distributions, but does not reflect the deduction of any applicable early withdrawal charges. If these charges were included, performance would be lower. Past performance is no guarantee of future results.

        -- The fund's monthly dividend of $.0244 for Class B shares translated to a distribution rate of 3.54 percent based on the fund's offering price on July 25, 2003.

       See Performance Summary for additional information.

Q.     WHAT FACTORS HELPED PERFORMANCE?

        -- As mentioned earlier, declining default rates, improved corporate profitability and increased loan issuance, as well as an overall improving economy, all contributed to performance.

        -- A deeper secondary trading market in senior loans created greater opportunities for us to capture value. This, coupled with the appreciation of bank loan prices overall, helped boost the fund's return and net asset value.

        -- In addition, our team now includes a total of 24 analysts, who have an average of 16 years of industry experience. Given that we employ a bottom-up investment approach, we believe that such a large team has enabled us to conduct even more in-depth analysis of every investment candidate as well as all existing portfolio holdings, and is vital to our ongoing success.

Q.     WHAT HINDERED PERFORMANCE DURING THE REPORTING PERIOD?

A.      --  Early in the reporting period, flat corporate performance and a low level of issuance dampened fund returns and left us with few compelling new investment opportunities. However, we saw marked improvement here in the last several months.

        -- While we have seen default rates decline, they are still at higher-than-normal levels. The number of issuers in the portfolio that are in default (defined here as those not paying principal and/or interest as contractually obligated) has also declined, by approximately 45 percent since this same period last year.

        -- Because senior-loan coupon rates float with short-term market rates, the near-record low interest rates throughout the entire period also held the fund back.

TOP 10 INDUSTRIES AS OF 7/31/03
Healthcare                         7.4%
Entertainment & Leisure            6.9
Broadcasting--Cable                6.8
Medical Products & Services        5.9
Printing & Publishing              5.9
Telecommunications--Wireless       5.7
Hotels, Motels, Inns & Gaming      5.0
Beverage, Food & Tobacco           4.8
Chemicals, Plastics & Rubber       4.8
Automotive                         4.5

Subject to change daily. All percentages are as a percentage of total assets. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisor services.

Q.     PLEASE WALK US THROUGH HOW YOU POSITIONED THE FUND, HIGHLIGHTING
       KEY THEMES.

A.     We employed a variety of strategies during the period:

        -- In an effort to build value and avoid losses in the portfolio, we made greater use of the secondary market, where we were able to purchase loans at or below their repayment or recovery values. In fact, we now have two analysts on our team who are largely dedicated to this market, conducting transactions daily.

        -- We continued to keep the portfolio highly diversified by issuer. As of July 31, the fund contained a total of 291 issuers. Typically, each of the fund's ten largest holdings represents less than two percent of total assets. We believe that a high level of diversification--not only in this environment but going forward as well--is instrumental to successful investing in the senior loan asset class.

        -- We strive to manage the fund as defensively as possible, and therefore, don't typically favor individual sectors. Some sectors may, however, fall out of favor from time to time. For example, we have chosen to reduce the fund's exposure to the auto and aerospace segments because we believe they are likely to deliver poor profits, and the value of collateral they can offer is also likely to fall. The fund's exposure to the health-care sector did increase slightly over the past year. We believe that certain parts of this sector have seen a significant improvement in business fundamentals, making some companies in the sector more attractive investments than they had previously been.

        -- We continued with our long-term strategy of focusing on companies that we believe demonstrate solid management strength--those that have learned to improve productivity in a low-inflation environment and keep their costs low.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR THE SHAREHOLDERS?

A. We believe that the turnaround we've seen in the senior loan market as of late is based upon fundamentally-sound factors that may continue to positively influence the market. We also anticipate that default rates may continue their downward trend as the bankruptcies that occurred between 1999 and 2002 increasingly work their way through the system.

       While no one can predict with certainty where or when interest rates will bottom out, we believe it's likely that short-term rates may rise, or at least remain stable, over the next several months. Such an environment, coupled with more robust corporate performance, has historically been quite favorable for senior loans. Going forward, we will continue with our disciplined investment approach, monitoring the market closely for opportunities.

ANNUAL HOUSEHOLDING NOTICE

       To reduce expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectus and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

July 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  88.9%
            AEROSPACE/DEFENSE  1.7%
 $ 4,560    DeCrane Aircraft Holdings,
            Inc., Term Loan............ B2        B            09/30/05         $    4,081,094
   3,554    DRS Technologies, Inc.,
            Term Loan.................. Ba3       BB-          09/30/08              3,585,583
   1,934    ILC Industries, Inc., Term
            Loan....................... NR        NR           04/11/10              1,919,458
   2,801    Integrated Defense
            Technologies, Inc., Term
            Loan....................... Ba3       BB-          03/04/08              2,797,390
  13,533    The Titan Corp., Term
            Loan....................... Ba3       BB-          06/30/09             13,569,749
   1,500    Transdigm, Inc., Term
            Loan....................... B1        B+           07/22/10              1,516,407
   4,089    Veridian Corp., Term
            Loan....................... Ba3       BB-          06/30/08              4,116,642
   4,238    Vought Aircraft Industries,
            Inc., Term Loan............ Ba3       B+     12/31/06 to 06/30/08        4,237,879
                                                                                --------------
                                                                                    35,824,202
                                                                                --------------
            AUTOMOTIVE  4.2%
   2,264    AMCAN Consolidate
            Technologies, Inc., Term
            Loan....................... NR        NR           03/28/07              2,161,948
   3,216    Citation Corp., Term
            Loan....................... NR        B            12/01/07              2,612,614
  29,161    Federal-Mogul Corp., Term
            Loan (c)................... NR        NR     10/01/03 to 02/24/05       27,744,267
   3,090    Federal-Mogul Corp.,
            Revolving Credit Agreement
            (c)........................ NR        NR           02/24/04              3,074,137
  16,742    MetoKote Corp., Term Loan.. B1        B+           11/14/05             16,480,196
   2,633    Polypore, Inc., Term
            Loan....................... Ba3       B+           12/31/07              2,653,083
  17,889    Safelite Glass Corp., Term
            Loan (a)................... NR        NR           09/30/07             17,620,787
     863    Stoneridge, Inc., Term
            Loan....................... Ba3       BB           04/30/08                862,500
   5,500    The Goodyear Tire and
            Rubber Co., Term Loan...... Ba2       BB-          03/31/06              5,472,500

See Notes to Financial Statements                                              7

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
 $ 7,547    ThermaSys Corp., Term
            Loan....................... NR        NR           08/25/07         $    4,475,286
   4,000    TRW Automotive, Inc., Term
            Loan....................... Ba2       BB           02/28/11              4,020,416
   2,500    United Components, Inc.,
            Term Loan.................. B1        BB-          06/30/10              2,522,395
                                                                                --------------
                                                                                    89,700,129
                                                                                --------------
            BEVERAGE, FOOD & TOBACCO  4.9%
  23,605    Aurora Foods, Inc., Term
            Loan....................... B3        CC           09/30/06             23,375,200
   4,040    B & G Foods, Inc., Term
            Loan....................... B1        B+           03/31/06              4,042,166
   9,216    Birds Eye Foods, Inc., Term
            Loan....................... NR        B+           06/30/08              9,246,789
   4,988    Burns Philp Food, Inc.,
            Term Loan.................. B1        B+           02/26/09              5,018,672
   5,258    Commonwealth Brands, Inc.,
            Term Loan.................. NR        NR           08/28/07              5,264,225
     245    Cott Beverages, Inc., Term
            Loan....................... NR        BB+          12/31/06                245,919
     913    Dean Foods Co., Term Loan.. Ba1       BB+          07/15/08                917,497
   7,636    Doane Pet Care Co., Term
            Loan....................... B1        B      12/30/05 to 12/29/06        7,653,896
   5,271    Dole Food Co., Inc., Term
            Loan....................... Ba3       BB+    03/28/08 to 09/28/08        5,316,887
   7,170    Hartz Mountain Corp., Term
            Loan....................... B1        B            12/31/07              7,174,233
   7,223    Land O' Lakes, Inc., Term
            Loan....................... B1        BB     10/10/06 to 10/10/08        7,081,829
   4,783    Mafco Worldwide Corp., Term
            Loan....................... NR        NR           03/31/06              4,734,863
     418    Meow Mix Co., Term Loan.... Ba3       BB-          01/31/08                418,544
   2,500    Merisant Co., Term Loan.... Ba3       BB-          01/11/10              2,518,750
   2,000    NBTY, Inc., Term Loan...... Ba2       BB+          07/25/09              2,022,500
   3,301    New World Pasta Co., Term
            Loan....................... B3        NR           01/28/06              2,805,704
     954    New World Pasta Co.,
            Revolving Credit
            Agreement.................. B3        NR           01/28/05                829,980
   2,895    Otis Spunkmeyer, Inc., Term
            Loan....................... B1        B+           02/20/09              2,899,469

 8                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 6,993    Pinnacle Foods, Inc., Term
            Loan....................... Ba3       BB-          05/22/08         $    7,001,351
   1,088    Southern Wine & Spirits of
            America, Inc., Term Loan... NR        NR           07/02/08              1,093,788
   4,992    Swift & Co., Term Loan..... Ba2       BB           09/19/08              5,004,170
                                                                                --------------
                                                                                   104,666,432
                                                                                --------------
            BROADCASTING--CABLE  7.0%
   9,653    CC VIII Operating, LLC,
            Term Loan.................. B2        B-           02/02/08              9,094,506
  67,685    Charter Communications
            Operating, LLC, Term Loan.. B2        B      09/18/07 to 09/18/08       63,873,175
  37,637    Falcon Cable
            Communications, LP, Term
            Loan....................... B2        B            12/31/07             34,367,695
  12,432    Frontiervision Operating
            Partners, LP, Term Loan
            (c)........................ NR        NR     09/30/05 to 03/31/06       11,830,846
   2,917    Frontiervision Operating
            Partners, LP, Revolving
            Credit Agreement (c)....... NR        NR           10/31/05              2,775,837
  10,500    Insight Midwest Holdings
            LLC, Term Loan............. Ba3       BB+    06/30/09 to 12/31/09       10,511,693
   4,250    MCC Iowa, LLC, Term Loan... NR        NR           09/30/10              4,285,122
   1,489    Mediacom Illinois, LLC,
            Term Loan.................. NR        BB+          12/31/08              1,486,889
     739    Mediacom Southeast, LLC,
            Term Loan.................. Ba3       BB+          09/30/08                740,569
  11,760    Olympus Cable Holdings,
            LLC, Term Loan (c)......... NR        NR           09/30/10             10,441,410
                                                                                --------------
                                                                                   149,407,742
                                                                                --------------
            BROADCASTING--DIVERSIFIED  0.6%
     955    Comcorp Broadcasting, Inc.,
            Term Loan (g).............. NR        NR           03/31/03                947,887
   1,995    Cumulus Media, Inc., Term
            Loan....................... Ba3       B+           03/28/10              2,008,404
   6,000    DirecTV Holdings, LLC, Term
            Loan....................... NR        BB-          03/06/10              6,038,628

See Notes to Financial Statements                                              9

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            BROADCASTING--DIVERSIFIED (CONTINUED)
 $   843    Nexstar Broadcasting, Inc.,
            Term Loan.................. NR        NR           12/31/10         $      846,845
   3,422    White Knight Broadcasting,
            Inc., Term Loan (g)........ NR        NR           03/31/03              3,396,816
                                                                                --------------
                                                                                    13,238,580
                                                                                --------------
            BROADCASTING--TELEVISION  0.7%
   3,080    Gray Television, Inc., Term
            Loan....................... Ba3       B+           12/31/10              3,106,950
     357    Mission Broadcasting, Inc.,
            Term Loan.................. NR        B+           12/31/10                358,318
  11,900    Quorum Broadcasting, Inc.,
            Term Loan.................. NR        NR           12/31/04             11,483,265
                                                                                --------------
                                                                                    14,948,533
                                                                                --------------
            BUILDINGS & REAL ESTATE  2.6%
   3,000    AIMCO Properties, L.P.,
            Term Loan.................. NR        NR           05/30/08              3,013,125
  13,374    Builders FirstSource, Inc.,
            Term Loan.................. NR        BB-          12/30/05             13,072,634
   5,950    CB Richard Ellis Services,
            Inc., Term Loan............ B1        B+           07/18/08              5,994,625
   8,371    Central Parking Corp., Term
            Loan....................... Ba2       BB+          03/31/10              8,361,965
   3,500    Century Maintenance &
            Supply, Inc., Term Loan.... NR        NR           05/12/10              3,552,500
   9,083    Corrections Corp. of
            America, Term Loan......... Ba3       BB-          03/31/08              9,138,191
   3,122    The Macerich Co., Term
            Loan....................... NR        NR           07/26/05              3,133,447
   5,490    Ventas, Inc., Term Loan.... NR        NR           04/17/07              5,475,814
   1,802    Ventas, Inc., Revolving
            Credit Agreement........... NR        NR           04/17/05              1,720,844
   2,500    Wackenhut Corrections
            Corp., Term Loan........... Ba3       BB-          07/09/09              2,512,500
                                                                                --------------
                                                                                    55,975,645
                                                                                --------------
            CHEMICALS, PLASTICS & RUBBER  4.8%
   9,815    CP Kelco ApS, Term Loan.... B3        B+     09/30/06 to 09/30/08        9,811,577
   6,893    GenTek, Inc., Term Loan
            (c)........................ NR        NR     04/30/05 to 10/31/07        4,542,740
   2,824    GenTek, Inc., Revolving
            Credit Agreement (c)....... NR        NR           04/30/05              1,886,493
   4,550    GEO Specialty Chemicals,
            Inc., Term Loan............ B3        CCC+         12/31/07              4,178,415

 10                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $38,586    Huntsman Corp., Term Loan.. B2        B+           03/31/07         $   35,655,090
  17,440    Huntsman ICI Chemicals,
            LLC, Term Loan............. B1        B+     06/30/07 to 06/30/08       17,538,926
   3,651    Jet Plastica Industries,
            Inc., Term Loan............ NR        NR           12/31/03              2,829,525
   1,000    Jet Plastica Industries,
            Inc., Revolving Credit
            Agreement.................. NR        NR           12/31/03                775,000
  10,500    Lyondell Chemical Co., Term
            Loan....................... Ba3       BB-          06/10/04              9,975,000
     856    Messer Griesheim, Term
            Loan....................... Ba2       BB     04/27/09 to 04/27/10          863,046
   5,273    Nutrasweet Acquisition
            Corp., Term Loan........... Ba3       NR     06/30/06 to 12/31/07        4,908,570
   4,000    Rockwood Specialties Group,
            Inc., Term Loan............ B1        B+           07/23/10              4,050,000
   2,943    TruSeal Technologies, Inc.,
            Term Loan.................. NR        NR           06/30/04              2,906,342
     930    West American Rubber Co.,
            LLC, Term Loan............. NR        NR           11/09/03                929,583
                                                                                --------------
                                                                                   100,850,307
                                                                                --------------
            CONSTRUCTION MATERIAL  0.5%
   5,000    Interline Brands, Inc.,
            Term Loan.................. B2        B+           11/30/09              5,018,750
     523    National Waterworks, Inc.,
            Term Loan.................. B1        BB-          11/22/09                528,220
   1,719    Therma-Tru Corp., Term
            Loan....................... Ba3       BB-          02/21/10              1,727,435
   3,750    Werner Holding Co., Inc.,
            Term Loan.................. Ba3       B+           06/11/09              3,799,999
                                                                                --------------
                                                                                    11,074,404
                                                                                --------------
            CONTAINERS, PACKAGING & GLASS  3.2%
   9,375    Crown Cork & Seal Co.,
            Inc., Term Loan............ Ba3       NR           09/15/08              9,418,950
  14,591    Dr. Pepper/Seven Up
            Bottling Group, Inc., Term
            Loan....................... NR        NR     10/07/06 to 10/07/07       14,549,662
   1,330    Fleming Packaging Corp.,
            Term Loan (b) (c).......... NR        NR           08/31/04                255,391
     176    Fleming Packaging Corp.,
            Revolving Credit Agreement
            (b) (c) (g)................ NR        NR           03/31/03                 33,844

See Notes to Financial Statements                                             11

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $   981    Impress Metal Packaging
            Holding B.V., Term Loan.... NR        NR           12/31/06         $      978,196
     374    Jefferson Smurfit Corp.,
            Revolving Credit
            Agreement.................. NR        NR           03/31/05                363,859
   9,698    Kranson Industries, Inc.,
            Term Loan.................. NR        NR           12/31/06              9,601,508
  12,000    Owens-Illinois, Inc., Term
            Loan....................... NR        NR     04/01/07 to 04/01/08       12,038,281
   4,732    Packaging Dynamics, Term
            Loan....................... NR        NR           11/20/05              4,719,673
   2,931    Pliant Corp., Term Loan.... B2        BB-          05/31/08              2,911,133
     156    Pliant Corp., Revolving
            Credit Agreement........... B2        BB-          05/31/06                144,757
   4,542    Riverwood International
            Corp., Term Loan........... B1        B      12/31/06 to 03/31/07        4,537,277
     611    Smurfit-Stone Container
            Corp., Term Loan........... NR        NR           06/30/09                614,296
   3,607    Stone Container Corp., Term
            Loan....................... NR        NR           06/30/09              3,625,593
   2,939    Tekni-Plex, Inc., Term
            Loan....................... B1        B+           06/21/08              2,898,060
   2,211    U.S. Can Corp., Term
            Loan....................... B2        B            01/04/06              2,189,491
                                                                                --------------
                                                                                    68,879,971
                                                                                --------------
            DIVERSIFIED MANUFACTURING  2.3%
  17,462    Chart Industries, Inc.,
            Term Loan (b) (c).......... NR        NR           03/31/06             13,708,021
   2,438    EnerSys, Term Loan......... NR        NR           11/09/08              2,443,672
  13,817    Mueller Group, Inc., Term
            Loan....................... B1        B+           05/31/08             13,826,634
  16,630    Neenah Foundry Co., Term
            Loan (c)................... Caa3      D            09/30/05             16,526,212
   3,396    United Fixtures Co., Term
            Loan (a)................... NR        NR           12/31/04              2,003,446
                                                                                --------------
                                                                                    48,507,985
                                                                                --------------
            ECOLOGICAL  1.8%
  23,000    Allied Waste North America,
            Inc., Term Loan............ Ba3       BB           01/15/10             23,221,927
   6,050    Casella Waste Systems,
            Inc., Term Loan............ B1        BB-          05/11/07              6,082,519

 12                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            ECOLOGICAL (CONTINUED)
 $ 4,844    Duratek, Inc., Term Loan... NR        NR           12/08/06         $    4,722,827
  20,556    Safety-Kleen Corp., Term
            Loan (b) (c)............... NR        NR     04/03/05 to 04/03/06        5,036,186
                                                                                --------------
                                                                                    39,063,459
                                                                                --------------
            ELECTRONICS  2.5%
     372    AMI Semiconductor, Inc.,
            Term Loan.................. Ba3       BB           12/26/06                370,792
   7,308    Audio Visual Services
            Corp., Term Loan........... NR        NR     03/04/04 to 03/04/06        7,003,261
   2,984    Dynamic Details, Inc., Term
            Loan....................... Caa2      NR           04/22/05              1,641,392
   4,987    Kinetics Group, Inc., Term
            Loan....................... B1        NR           02/28/06              4,376,487
   6,432    Knowles Electronics, Inc.,
            Term Loan.................. B3        CCC+         06/29/07              6,355,562
   5,785    Rayovac Corp., Term Loan... Ba3       BB-          09/30/09              5,797,050
  14,721    Semiconductor Components
            Industries, LLC, Term
            Loan....................... B3        B      08/04/06 to 08/04/07       14,626,196
  13,541    Stratus Technologies, Inc.,
            Term Loan.................. NR        NR           02/26/05             11,915,877
                                                                                --------------
                                                                                    52,086,617
                                                                                --------------
            ENTERTAINMENT & LEISURE  6.0%
   2,447    Bell Sports, Inc., Term
            Loan....................... NR        NR     12/31/05 to 03/31/07        1,847,238
   7,028    Carmike Cinemas, Inc., Term
            Loan....................... NR        NR           01/31/07              7,070,787
   1,467    Cinemark USA, Inc., Term
            Loan....................... Ba3       BB-          03/31/08              1,478,373
   2,685    Festival Fun Parks, LLC,
            Term Loan.................. NR        NR     06/30/07 to 12/31/07        2,674,290
  33,323    Fitness Holdings Worldwide,
            Inc., Term Loan............ NR        B      11/02/06 to 11/02/07       33,094,079
   1,990    Kerasotes Theatres, Inc.,
            Term Loan.................. NR        NR           12/31/08              2,004,925
  14,491    Loews Cineplex
            Entertainment Corp., Term
            Loan....................... NR        NR     03/31/07 to 02/29/08       14,462,383
  13,425    Metro-Goldwyn-Mayer, Inc.,
            Term Loan.................. NR        NR           06/30/08             13,445,983
   1,500    Mets II, LLC, Term Loan.... NR        NR           08/23/05              1,498,125

See Notes to Financial Statements                                             13

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 2,949    Panavision, Inc., Term
            Loan....................... B3        CCC          03/31/05         $    2,901,290
   9,700    Playcore Wisconsin, Inc.,
            Term Loan.................. NR        NR           07/01/07              9,308,941
   5,000    Pure Fishing, Term Loan.... NR        NR           12/31/09              4,993,750
   3,000    Regal Cinemas, Inc., Term
            Loan....................... Ba2       BB-          06/30/09              3,033,750
   2,500    Riddell Sports Group, Inc.,
            Term Loan.................. NR        NR           06/30/08              2,506,250
   6,500    Six Flags Theme Parks,
            Inc., Term Loan............ Ba2       BB-          06/30/09              6,496,614
     233    Six Flags Theme Parks,
            Inc., Revolving Credit
            Agreement.................. Ba2       BB-          06/30/08                226,333
   2,538    Sportcraft, Ltd., Term
            Loan....................... NR        NR           07/31/05              2,410,985
   1,252    Sportcraft, Ltd., Revolving
            Credit Agreement........... NR        NR           07/31/05              1,188,979
   9,200    Vivendi Universal
            Entertainment, Term Loan... Ba2       B+           06/30/08              9,258,935
   3,750    Worldspan, LP, Term Loan... B1        BB-          06/30/07              3,775,781
   4,465    Worldwide Sports &
            Recreation, Inc., Term
            Loan....................... NR        NR           12/31/06              4,278,452
                                                                                --------------
                                                                                   127,956,243
                                                                                --------------
            FARMING AND AGRICULTURE  0.1%
   2,250    Central Garden & Pet Co.,
            Term Loan.................. Ba2       BB+          05/14/09              2,264,767
                                                                                --------------

            FINANCE  1.5%
  39,320    Outsourcing Solutions, Term
            Loan (b) (c)............... Caa1      NR     12/10/05 to 06/10/06       18,207,308
   8,500    Rent-A-Center, Inc., Term
            Loan....................... Ba2       BB           05/28/09              8,567,295
   4,849    Risk Management Assurance
            Co., Term Loan............. NR        NR           12/21/06              4,845,521
                                                                                --------------
                                                                                    31,620,124
                                                                                --------------

 14                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            GROCERY  0.2%
 $ 2,729    Fleming Cos., Inc., Term
            Loan (c)................... NR        NR           06/18/08         $    2,578,640
   1,569    Fleming Cos., Inc.,
            Revolving Credit Agreement
            (c)........................ NR        NR           06/18/07              1,492,892
                                                                                --------------
                                                                                     4,071,532
                                                                                --------------
            HEALTHCARE  4.2%
   1,995    Ameripath, Inc., Term
            Loan....................... B1        B+           03/27/10              2,007,469
  28,614    Community Health Systems,
            Inc., Term Loan............ NR        NR     07/16/10 to 01/16/11       28,721,006
   4,411    Genesis Health Ventures,
            Inc., Term Loan............ Ba3       B+           03/31/07              4,405,989
   8,855    InteliStaf Group, Inc.,
            Term Loan.................. NR        NR     10/31/05 to 10/31/07        8,788,632
  22,206    Kindred Healthcare, Inc.,
            Term Loan (a).............. NR        NR           04/13/08             21,983,875
  11,901    Magellan Health Services,
            Inc., Term Loan (c)........ NR        D      02/12/05 to 02/12/06       11,702,170
   7,518    Medical Staffing Network
            Holdings, Inc., Term
            Loan....................... NR        NR           10/26/06              7,485,389
   3,758    Team Health, Inc., Term
            Loan....................... Ba3       B+           10/31/08              3,717,368
                                                                                --------------
                                                                                    88,811,898
                                                                                --------------
            HEALTHCARE & BEAUTY  0.8%
   3,750    Jafra Cosmetics
            International, Inc., Term
            Loan....................... NR        B+           05/20/08              3,656,250
   1,288    Mary Kay, Inc., Term Loan.. Ba3       BB           10/03/07              1,294,186
   2,895    Prestige Brands Holdings,
            Inc., Term Loan............ NR        NR           12/30/08              2,909,475
   8,873    Revlon Consumer Products
            Corp., Term Loan........... B3        B-           05/30/05              8,650,904
                                                                                --------------
                                                                                    16,510,815
                                                                                --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.0%
   2,079    Formica Corp., Term Loan
            (c)........................ NR        NR           04/30/06              2,016,849
   7,083    General Binding Corp., Term
            Loan....................... B2        B+           01/15/08              7,061,198
   1,645    Holmes Products Corp., Term
            Loan....................... NR        B            02/05/07              1,606,234

See Notes to Financial Statements                                             15

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS
            (CONTINUED)
 $ 5,045    Imperial Home Decor Group,
            Inc., Term Loan (a) (b).... NR        NR           04/04/06         $      126,121
   3,289    National Bedding Co., Term
            Loan....................... B1        B+           08/31/08              3,302,348
   3,567    Sealy Mattress Co., Term
            Loan....................... B1        B+     12/15/04 to 12/15/06        3,553,807
   3,290    Targus Group International,
            Inc., Term Loan............ NR        NR           08/31/06              2,911,576
                                                                                --------------
                                                                                    20,578,133
                                                                                --------------
            HOTELS, MOTELS, INNS & GAMING  5.1%
  41,792    Aladdin Gaming, LLC, Term
            Loan (b) (c)............... NR        NR     02/25/05 to 02/26/08       35,092,779
   3,908    Extended Stay America,
            Inc., Term Loan............ Ba3       BB-          01/15/08              3,934,169
   2,277    Greektown Casino, LLC, Term
            Loan....................... NR        NR           09/30/04              2,283,415
  10,500    Mandalay Resort Group, Term
            Loan....................... NR        NR           08/21/06             10,493,437
   4,273    Penn National Gaming, Inc.,
            Term Loan.................. B1        B+           09/01/07              4,290,179
   7,463    Scientific Games Corp.,
            Term Loan.................. Ba3       BB-          12/31/08              7,490,484
   7,500    Thunder Valley Casino, Term
            Loan....................... NR        NR           12/01/08              7,518,750
  44,123    Wyndham International,
            Inc., Term Loan............ NR        NR     06/30/04 to 06/30/06       37,566,981
                                                                                --------------
                                                                                   108,670,194
                                                                                --------------
            INSURANCE  1.3%
   5,000    Alea Group Holdings, Term
            Loan....................... NR        BBB-         03/31/07              4,987,500
  16,275    BRW Acquisition, Inc., Term
            Loan....................... NR        NR     07/10/06 to 07/10/07       15,949,500
   4,725    Gab Robins North America,
            Inc., Term Loan............ NR        NR           12/31/05              4,488,750
   1,800    Infinity Property and
            Casualty Corp., Term Loan.. Baa3      BBB          06/30/10              1,814,625
                                                                                --------------
                                                                                    27,240,375
                                                                                --------------

 16                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            MACHINERY  1.4%
 $ 4,482    Alliance Laundry Holdings,
            LLC, Term Loan............. B1        B            08/02/07         $    4,462,257
     139    Alliance Laundry Holdings,
            LLC, Revolving Credit
            Agreement.................. B1        B            06/02/05                135,417
   8,690    Ashtead Group, PLC, Term
            Loan....................... NR        NR           06/01/07              6,669,816
   2,136    Flowserve Corp., Term
            Loan....................... Ba3       BB-          06/30/09              2,148,164
  13,717    Gleason Corp., Term Loan... NR        NR     02/18/06 to 02/18/08       13,658,311
   2,214    SWT Finance, BV, Term
            Loan....................... NR        NR           09/30/05              1,715,992
                                                                                --------------
                                                                                    28,789,957
                                                                                --------------
            MEDICAL PRODUCTS & SERVICES  4.3%
   4,556    Alaris Medical Systems,
            Inc., Term Loan............ B1        BB           06/30/09              4,604,531
   5,061    Alliance Imaging, Inc.,
            Term Loan.................. B1        B+           06/10/08              4,945,066
   2,000    Conmed Corp., Term Loan.... Ba3       BB-          12/15/09              2,021,250
  15,340    Dade Behring, Inc., Term
            Loan....................... B1        B+           10/03/08             15,550,532
  11,290    DaVita, Inc., Term Loan.... Ba3       BB-    03/31/07 to 03/31/09       11,319,123
   3,950    Fisher Scientific
            International, Inc., Term
            Loan....................... Ba3       BB+          03/31/10              3,973,801
  15,794    Fresenius Medical Care
            Holding, Inc., Term Loan... Ba1       BB+          02/21/10             15,922,074
   2,358    InSight Health, Term Loan.. NR        B+           10/17/08              2,368,205
   7,926    Kinetic Concepts, Inc.,
            Term Loan.................. Ba3       BB-    12/31/04 to 12/31/05        7,924,214
   8,995    Mediq/PRN Life Support
            Services, Inc., Term
            Loan....................... NR        NR           06/13/05              7,825,374
   8,758    National Nephrology
            Associates, Inc., Term
            Loan....................... B1        B+           12/31/05              8,703,134
   1,605    Rotech Healthcare, Inc.,
            Term Loan.................. Ba2       BB           03/31/08              1,606,572
   4,000    Symmetry Medical, Inc.,
            Term Loan.................. NR        NR     06/30/08 to 06/30/09        4,002,092
                                                                                --------------
                                                                                    90,765,968
                                                                                --------------

See Notes to Financial Statements                                             17

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            MINING, STEEL, IRON & NON-PRECIOUS METALS  2.8%
 $14,621    Carmeuse Lime, Inc., Term
            Loan....................... NR        NR           03/31/06         $   11,696,844
   7,348    CII Carbon, LLC, Term
            Loan....................... NR        NR           06/25/08              6,540,093
   1,915    Fairmount Minerals, Ltd.,
            Term Loan.................. NR        NR           03/13/09              1,919,852
  56,070    Ispat Inland, Term Loan.... Caa1      B-     07/16/05 to 07/16/06       38,828,464
   1,197    Peabody Energy Corp., Term
            Loan....................... Ba1       BB+          03/21/10              1,208,970
                                                                                --------------
                                                                                    60,194,223
                                                                                --------------
            NATURAL RESOURCES  1.5%
   1,250    CITGO Petroleum Corp., Term
            Loan....................... Ba2       BB+          02/27/06              1,290,625
   7,500    El Paso Coastal, Term
            Loan....................... NR        NR           12/31/06              7,485,937
   1,250    El Paso Coastal, Revolving
            Credit Agreement........... NR        NR           12/31/06              1,237,305
  20,000    Ocean Rig ASA--(Norway),
            Term Loan.................. NR        NR           06/01/08             16,800,000
   5,186    Tesoro Petroleum Corp.,
            Term Loan.................. Ba3       BB           04/17/07              5,231,243
     700    U.S. Synthetic Corp., Term
            Loan....................... NR        NR           05/31/05                672,000
                                                                                --------------
                                                                                    32,717,110
                                                                                --------------
            NON-DURABLE CONSUMER PRODUCTS  0.4%
   1,903    Aero Products
            International, Inc., Term
            Loan....................... NR        NR           12/19/08              1,879,722
     782    American Safety Razor Co.,
            Term Loan.................. B2        B-           01/31/05                766,803
   2,985    Amscan Holdings, Inc., Term
            Loan....................... B1        BB-          06/15/07              2,999,925
   2,000    The Boyds Collection, Ltd.,
            Term Loan.................. Ba3       B+           04/21/05              1,959,556
                                                                                --------------
                                                                                     7,606,006
                                                                                --------------
            PAPER & FOREST PRODUCTS  0.3%
   2,448    Bear Island Paper Co., LLC,
            Term Loan.................. B3        B-           12/31/05              2,436,239
   3,910    Port Townsend Paper Corp.,
            Term Loan.................. NR        NR           03/16/07              3,636,300
                                                                                --------------
                                                                                     6,072,539
                                                                                --------------

 18                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            PERSONAL & MISCELLANEOUS SERVICES  1.1%
 $ 2,545    Aspen Marketing Group, Term
            Loan....................... NR        NR           09/30/04         $    1,145,155
   7,775    Aspen Marketing Group,
            Revolving Credit
            Agreement.................. NR        NR           09/30/04              3,498,954
   3,642    Encompass Service Corp.,
            Term Loan (b) (c).......... NR        NR     02/22/06 to 05/10/07          482,558
   2,000    Global Imaging Systems,
            Inc., Term Loan............ Ba3       BB-          06/25/09              2,025,000
   1,925    infoUSA, Inc., Term Loan... Ba3       NR           04/30/07              1,922,594
   4,950    Katun Corp., Term Loan..... NR        B+           06/30/09              4,934,531
   1,695    Stewart Enterprises, Inc.,
            Term Loan.................. Ba3       BB           01/31/06              1,703,586
   8,086    The Relizon Co., Term
            Loan....................... NR        NR     09/30/06 to 12/31/07        7,951,991
                                                                                --------------
                                                                                    23,664,369
                                                                                --------------
            PHARMACEUTICALS  0.7%
     848    Alpharma, Inc., Term Loan.. B2        BB-          10/05/07                842,577
   3,426    Caremark Rx, Inc., Term
            Loan....................... Ba2       BBB-         03/31/06              3,433,898
  10,247    MedPointe, Inc., Term
            Loan....................... B1        B      09/30/07 to 09/30/08        9,644,331
                                                                                --------------
                                                                                    13,920,806
                                                                                --------------
            PRINTING & PUBLISHING  6.1%
   4,962    21st Century Newspapers,
            Term Loan.................. NR        NR           08/27/08              4,961,538
   1,487    Adams Outdoor Advertising
            LP, Term Loan.............. B1        B+           02/08/08              1,494,395
   8,396    Advanstar Communications,
            Inc., Term Loan............ NR        B      04/11/07 to 10/11/07        8,297,425
   8,245    American Reprographics Co.,
            Term Loan.................. NR        NR           04/10/08              8,072,007
   3,919    Check Printers, Inc., Term
            Loan....................... NR        NR           06/30/05              3,914,325
  13,014    CommerceConnect Media,
            Inc., Term Loan............ NR        NR           12/31/07             12,493,670
   2,010    Daily News, LP, Term Loan.. NR        NR           03/19/08              1,927,427
   5,119    F&W Publications, Inc.,
            Term Loan.................. NR        NR           12/31/09              5,118,668

See Notes to Financial Statements                                             19

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 5,082    Haights Cross
            Communications, LLC, Term
            Loan....................... B2        B+           12/10/06         $    4,925,455
  10,785    Journal Register Co., Term
            Loan....................... Ba1       BB+          09/29/06             10,704,417
   4,800    Lamar Media Corp., Term
            Loan....................... Ba2       BB-          06/30/10              4,820,002
   1,388    Liberty Group Operating,
            Inc., Term Loan............ B1        B            03/31/07              1,386,388
   5,167    Merrill Communications,
            LLC, Term Loan............. B3        B      11/23/05 to 11/23/07        5,064,027
   2,500    Moore Corp., Ltd, Term
            Loan....................... B2        BB+          03/15/10              2,508,203
  10,000    Morris Communications
            Corp., Term Loan........... NR        BB           09/30/09             10,031,250
   3,435    Network Communications,
            Inc., Term Loan............ NR        NR           06/27/08              3,443,380
  10,031    Primedia, Inc., Term
            Loan....................... NR        B      06/30/08 to 06/30/09        9,735,865
   5,833    R.H. Donnelley, Inc., Term
            Loan....................... Ba3       BB     12/31/08 to 06/30/10        5,941,413
   5,757    The Reader's Digest
            Association, Inc., Term
            Loan....................... Ba1       BB+          05/21/07              5,691,784
   5,684    Vutek, Inc., Term Loan..... B1        NR           07/31/07              5,513,182
   9,500    Xerox Corp., Term Loan..... NR        BB-          09/30/08              9,428,750
   4,793    Ziff-Davis Media, Inc.,
            Term Loan.................. NR        CCC          03/31/07              4,290,081
                                                                                --------------
                                                                                   129,763,652
                                                                                --------------
            RESTAURANTS & FOOD SERVICE  0.2%
   1,632    Carvel Corp., Term Loan.... NR        NR           12/31/06              1,615,841
   2,672    Papa Ginos, Inc., Term
            Loan....................... NR        NR           08/31/07              2,665,237
                                                                                --------------
                                                                                     4,281,078
                                                                                --------------
            RETAIL--OIL & GAS  0.6%
   4,458    Barjan Products, LLC, Term
            Loan....................... NR        NR           05/31/06              2,228,944
   9,421    The Pantry, Inc., Term
            Loan....................... B1        B-           03/31/07              9,502,856
                                                                                --------------
                                                                                    11,731,800
                                                                                --------------

 20                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            RETAIL--SPECIALTY  0.5%
 $ 1,049    American Blind & Wallpaper
            Factory, Inc., Term Loan
            (a)........................ NR        NR           12/31/05         $    1,048,652
   3,209    DRL Acquisition, Inc., Term
            Loan....................... NR        NR           04/30/09              3,197,340
   1,739    Home Interiors & Gifts,
            Inc., Term Loan............ B2        B+           12/31/06              1,722,951
   5,113    Nebraska Book Co., Inc.,
            Term Loan.................. Ba3       B+           03/31/06              5,125,493
                                                                                --------------
                                                                                    11,094,436
                                                                                --------------
            RETAIL--STORES  2.1%
   4,198    Advance Stores Co., Inc.,
            Term Loan.................. Ba3       BB-          11/30/07              4,221,509
   5,350    CSK Auto, Inc., Term Loan.. Ba3       BB-          02/15/06              5,403,500
   6,481    Murray's Discount Auto
            Stores, Inc., Term Loan.... NR        NR           08/15/03              6,474,333
     410    Murray's Discount Auto
            Stores, Inc., Revolving
            Credit Agreement........... NR        NR           08/15/03                409,567
  28,000    Rite Aid Corp., Term
            Loan....................... B1        BB           04/30/08             28,231,000
                                                                                --------------
                                                                                    44,739,909
                                                                                --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.1%
   6,170    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan.................. B1        BB-    11/14/07 to 05/14/08        6,165,007
   3,143    Cincinnati Bell, Inc., Term
            Loan....................... B1        B+     11/09/04 to 06/29/07        3,170,973
   2,000    FairPoint Communications,
            Inc., Term Loan............ B1        BB-          03/31/07              2,007,500
   7,406    NATG Holdings, LLC, Term
            Loan (a)................... NR        NR     01/23/09 to 01/23/10        1,919,327
   4,331    NATG Holdings, LLC,
            Revolving Credit Agreement
            (a)........................ NR        NR           01/23/05              2,490,270
   5,381    Qwest Corp., Term Loan..... Ba3       B-           06/30/07              5,425,345
   7,500    WCI Capital Corp., Term
            Loan (b) (c)............... NR        NR           09/30/07                  9,375
   2,158    WCI Capital Corp.,
            Revolving Credit Agreement
            (b) (c) (g)................ NR        NR           12/31/02              1,035,884
                                                                                --------------
                                                                                    22,223,681
                                                                                --------------

See Notes to Financial Statements                                             21

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--LONG DISTANCE  0.1%
 $29,946    Pacific Crossing, Ltd.,
            Term Loan (b) (c).......... NR        NR           07/28/06         $    2,096,223
                                                                                --------------

            TELECOMMUNICATIONS-WIRELESS  5.5%
   9,124    American Cellular Corp.,
            Term Loan.................. B3        CC     03/31/08 to 03/31/09        9,044,255
     269    American Cellular Corp.,
            Revolving Credit
            Agreement.................. B3        CC           03/31/07                268,218
  25,338    BCP SP Ltd., Term Loan (g)
            (j)........................ NR        NR     03/31/02 to 03/31/05        8,543,218
   2,246    Centennial Cellular, Corp.,
            Term Loan.................. B3        B            11/30/06              2,176,482
   4,409    Centennial Puerto Rico
            Operations Corp., Term
            Loan....................... NR        B      05/31/07 to 11/30/07        4,287,380
   8,000    Cricket Communications,
            Inc., Term Loan (b) (c).... NR        NR           06/30/07              3,100,000
   1,773    Crown Castle International
            Corp., Term Loan........... Ba3       B-           03/15/08              1,778,084
   7,280    Dobson Operating Co., Term
            Loan....................... Ba3       B-           03/31/08              7,100,442
  24,475    Nextel Finance Co., Term
            Loan....................... Ba2       BB     12/31/07 to 12/31/08       24,300,660
  12,439    Nextel Partners, Inc., Term
            Loan....................... B1        B-     01/29/08 to 07/29/08       12,391,894
  17,624    Rural Cellular Corp., Term
            Loan....................... B2        B-     10/03/08 to 04/03/09       17,366,109
   4,076    Spectrasite Communications,
            Inc., Term Loan............ B1        B+           12/31/07              4,117,659
  18,589    Sygnet Wireless, Inc., Term
            Loan....................... NR        NR     12/23/06 to 12/23/07       18,222,312
   1,043    TSI Telecommunication
            Services, Inc., Term
            Loan....................... Ba3       B+           12/31/06              1,044,640
   2,034    Western Wireless Corp.,
            Term Loan.................. B3        B-           09/30/08              2,003,934
                                                                                --------------
                                                                                   115,745,287
                                                                                --------------
            TRANSPORTATION--CARGO  1.6%
   7,912    American Commercial Lines,
            LLC, Term Loan (c)......... NR        NR     07/31/04 to 06/30/07        6,663,304
  14,612    Atlas Freighter Leasing,
            Inc., Term Loan............ Caa3      NR     04/25/05 to 04/25/06        8,858,659

 22                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $ 4,872    Comcar Industries, Inc.,
            Term Loan.................. NR        NR           09/30/04         $    4,092,781
   3,763    Havco Wood Products, Inc.,
            Term Loan (j).............. NR        NR           06/30/06              2,351,697
   2,652    Ingram Industries, Inc.,
            Term Loan.................. NR        NR           07/02/08              2,625,859
   7,118    Pacer International, Inc.,
            Term Loan.................. B1        BB-          06/10/10              7,179,927
   1,196    Roadway Corp., Term Loan... Baa3      BBB          11/30/06              1,191,424
   1,305    United States Shipping,
            LLC, Term Loan............. Ba2       BB           09/12/08              1,309,096
                                                                                --------------
                                                                                    34,272,747
                                                                                --------------
            TRANSPORTATION--PERSONAL  0.9%
   5,996    IAP Newsub, Inc., Term Loan
            (b)........................ NR        NR           05/29/05                929,438
     900    IAP Newsub, Inc., Revolving
            Credit Agreement (b)....... NR        NR           05/29/05                139,476
   9,900    Laidlaw Investments Ltd.,
            Term Loan.................. Ba3       BB+          06/19/09              9,974,250
   7,063    Motor Coach Industries,
            Inc., Term Loan............ B2        B            06/16/05              5,950,256
   1,905    Transcore Holdings, Inc.,
            Term Loan.................. NR        NR           10/01/06              1,912,112
                                                                                --------------
                                                                                    18,905,532
                                                                                --------------
            TRANSPORTATION-RAIL MANUFACTURING  0.1%
   2,423    Helm, Inc., Term Loan...... NR        NR           10/18/06              2,259,706
   1,998    RailWorks Corp., Term
            Loan....................... NR        NR           11/13/04                749,216
                                                                                --------------
                                                                                     3,008,922
                                                                                --------------
            UTILITIES 0.6%
     750    Alleghany Energy, Inc.,
            Term Loan.................. B2        B            09/30/04                750,375
     853    Aquila, Inc., Term Loan.... B2        B+           05/15/06                859,573
      27    CMS Energy Corp., Term
            Loan....................... B2        B            09/30/04                 27,044
     950    Consumers Energy Co., Term
            Loan....................... Baa3      NR           07/11/04                956,531
   2,471    Pike Electric, Inc., Term
            Loan....................... NR        NR           04/18/10              2,488,347
   3,125    Southern California Edison
            Co., Term Loan............. Ba2       NR           03/01/05              3,137,697

See Notes to Financial Statements                                             23

YOUR FUND'S INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------
(000)       BORROWER                    MOODY'S   S&P      STATED MATURITY*         VALUE
            UTILITIES (CONTINUED)
 $   441    TNP Enterprises, Inc., Term
            Loan....................... Ba2       BB+          03/30/06         $      435,117
   4,213    Westar Energy, Inc., Term
            Loan....................... NR        NR           06/05/05              4,233,951
      10    Westar Energy, Inc.,
            Revolving Credit
            Agreement.................. NR        NR           06/05/05                  9,375
                                                                                --------------
                                                                                    12,898,010
                                                                                --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  88.9%...........................    1,886,440,342
                                                                                --------------

DESCRIPTION                                                                         VALUE

NOTES  2.1%
Alderwoods Group, Inc. ($1,877,300 par, 11.00% to 12.25% coupon, maturing
  01/02/07 to 01/02/09)......................................................        1,971,473
American Home Patient, Inc. ($814,858 par, 6.79% to 8.57% coupon, maturing
  07/01/09)..................................................................          554,104
Commonwealth Brands, Inc. ($1,500,000 par, 8.74% coupon, maturing 04/15/08)
  (h)........................................................................        1,537,500
Dade Behring, Inc. ($5,244,700 par, 11.91% coupon, maturing 10/03/10)........        5,506,935
Genesis Health Ventures, Inc. ($12,837,827 par, 6.11% coupon, maturing
  04/02/07) (h)..............................................................       12,837,827
PCI Chemicals Canada, Inc. ($3,128,801 par, 10.00% coupon, maturing
  12/31/08)..................................................................        2,706,413
Pioneer Cos., Inc. ($1,515,821 par, 4.60% coupon, maturing 12/31/06) (h).....        1,296,027
Premcor Refining Group, Inc. ($8,500,000 par, 4.34% coupon, maturing
  02/11/06) (h)..............................................................        8,574,375
Satelites Mexicanos ($10,320,000 par, 5.61% coupon, maturing 06/30/04), 144A
  Private Placement (f) (h)..................................................        9,133,200
                                                                                --------------
                                                                                    44,117,854
                                                                                --------------
EQUITIES  6.6%
Alderwoods Group, Inc. (89,681 common shares) (e)............................          608,844
American Home Patient, Inc. (Warrants for 10,147 common shares) (e)..........                0
Aspen Marketing (166,871 common shares) (e)..................................                0
Audio Visual Services Corp. (137,193 common shares) (d) (e)..................        1,440,526
Best Products Co., Inc. (297,480 common shares) (e)..........................                0
Chart Industries, Inc. (Warrants for 169,199 common shares) (e)..............                0
Dade Behring Holdings, Inc. (486,689 common shares) (e)......................       12,001,751
DecorateToday.com (198,600 common shares) (a) (d) (e)........................        2,125,020
Genesis Health Ventures, Inc. (1,568,796 common shares) (e)..................       33,336,915
Genesis Health Ventures, Inc. (19,700 preferred shares) (d) (j)..............        2,043,875

 24                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2003

DESCRIPTION                                                                         VALUE
EQUITIES (CONTINUED)
Havco Wood Products, Inc. (30 common shares) (d) (e).........................   $            0
Holmes Group, Inc. (Warrants for 11,447 common shares) (e)...................                0
Imperial Home Decor Group, Inc. (1,816,143 common shares) (a) (d) (e)........                0
Imperial Home Decor Realty, Inc. (1,846,143 common shares) (a) (d) (e).......                0
Kindred Healthcare, Inc. (1,033,585 common shares) (a) (e)...................       24,764,697
London Fog Industries, Inc. (515,922 common shares) (a) (d) (e)..............        8,848,062
Mediq/PRN Life Support Services, Inc. (22,626 preferred shares) (d) (e)......                0
Murray's Discount Auto Stores, Inc. (Warrants for 290 common shares) (d)
  (e)........................................................................        1,485,680
Orius Corp. (1,211,236 common shares) (a) (d) (e)............................                0
Pioneer Cos., Inc. (251,854 common shares) (e)...............................          805,933
RailWorks Corp. (223 preferred shares) (d) (e)...............................                0
RailWorks Corp. (Warrants for 3,935 common shares) (d) (e)...................                0
Rotech Healthcare, Inc. (930,691 common shares) (e)..........................       22,103,911
Rotech Medical Corp. (94,289 common shares) (d) (e)..........................                0
Safelite Glass Corp. (724,479 common shares) (a) (d) (e).....................        8,266,305
Safelite Realty (48,903 common shares) (a) (d) (e)...........................                0
Stellex (33,390 common shares) (d) (e).......................................          122,207
Teligent, Inc. (400 common shares) (d) (e)...................................                0
Tembec, Inc. (140,409 common shares) (e).....................................          727,319
Trans World Entertainment Corp. (3,789,962 common shares) (a) (e)............       22,550,274
United Fixtures Holdings, Inc. (196,020 common shares) (a) (d) (e)...........                0
United Fixtures Holdings, Inc. (53,810 preferred shares) (a) (d) (e).........                0
West American Rubber Co., LLC (11.39% ownership interest) (d) (e)............                0
                                                                                --------------
TOTAL EQUITIES  6.6%.........................................................      141,231,319
                                                                                --------------
TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $2,338,486,814)......................................................    2,071,789,515
                                                                                --------------

SHORT TERM INVESTMENTS  4.4%

REPURCHASE AGREEMENT  4.3%
State Street Bank & Trust Corp. ($90,800,000 par collateralized by U.S.
  Government Obligations in a pooled cash account, 0.95% coupon, dated
  07/31/03, to be sold on 08/01/03 at $90,802,396) (i).......................       90,800,000
                                                                                --------------

See Notes to Financial Statements                                             25

YOUR FUND'S INVESTMENTS

July 31, 2003

DESCRIPTION                                                                         VALUE
TIME DEPOSIT  0.1%
State Street Bank & Trust Corp. ($2,132,356 par collateralized by U.S.
  Government Obligations in a pooled cash account, 0.15% coupon, dated
  07/31/03, to be sold on 08/01/03 at $2,132,364) (i)........................   $    2,132,356
                                                                                --------------

TOTAL SHORT-TERM INVESTMENTS  4.4%
  (Cost $92,932,356).........................................................       92,932,356
                                                                                --------------

TOTAL INVESTMENTS  102.0%
  (Cost $2,431,419,170)......................................................    2,164,721,871
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.0)%................................      (42,561,964)
                                                                                --------------

NET ASSETS  100.0%...........................................................   $2,122,159,907
                                                                                ==============

 26                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2003

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1) Industry percentages are calculated as a percentage of net assets.

(a) Affiliated company. See Notes to Financial Statements

(b) This Senior Loan interest is non-income producing.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Restricted security.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) This borrower is in the process of restructuring or amending the terms of this loan.

(h) Variable rate security. Interest rate shown is that in effect at July 31, 2003.

(i) A portion of this security is designated in connection with unfunded loan commitments.

(j) Payment-in-kind security.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements                                             27

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2003

ASSETS:
Total Investments (Cost $2,431,419,170).....................  $ 2,164,721,871
Receivables:
  Investments Sold..........................................       21,778,473
  Interest and Fees.........................................        8,165,835
  Fund Shares Sold..........................................        1,441,080
Other.......................................................           30,530
                                                              ---------------
    Total Assets............................................    2,196,137,789
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       67,255,749
  Investment Advisory Fee...................................        1,778,730
  Income Distributions......................................        1,152,100
  Distributor and Affiliates................................          549,457
  Administrative Fee........................................          468,087
  Custodian Bank............................................          242,280
  Fund Shares Repurchased...................................          160,355
Accrued Expenses............................................        1,485,822
Trustees' Deferred Compensation and Retirement Plans........          885,302
                                                              ---------------
    Total Liabilities.......................................       73,977,882
                                                              ---------------
NET ASSETS..................................................  $ 2,122,159,907
                                                              ===============
NET ASSETS CONSIST OF:
Capital.....................................................  $ 3,407,661,893
Accumulated Undistributed Net Investment Income.............       (8,537,236)
Net Unrealized Depreciation.................................     (266,697,299)
Accumulated Net Realized Loss...............................   (1,010,267,451)
                                                              ---------------
NET ASSETS..................................................  $ 2,122,159,907
                                                              ===============
NET ASSET VALUE PER COMMON SHARE:
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,876,097,431 and 226,254,943 shares of
    beneficial interest issued and outstanding).............  $          8.29
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $246,062,476 and 29,686,398 shares of
    beneficial interest issued and outstanding).............  $          8.29
                                                              ===============

 28                                            See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2003

INVESTMENT INCOME:
Interest....................................................  $ 118,478,312
Dividends...................................................        465,709
Other.......................................................      5,785,405
                                                              -------------
    Total Income............................................    124,729,426
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     20,652,618
Administrative Fee..........................................      5,434,899
Shareholder Services........................................      2,586,458
Legal.......................................................      1,805,592
Custody.....................................................        658,498
Trustees' Fees and Related Expenses.........................        183,546
Service Fees--Class C.......................................         47,460
Other.......................................................      1,994,093
                                                              -------------
    Total Operating Expenses................................     33,363,164
    Less Credits Earned on Cash Balances....................        101,748
                                                              -------------
    Net Operating Expenses..................................     33,261,416
                                                              -------------
    Interest Expense........................................         57,912
                                                              -------------
    Total Expenses..........................................     33,319,328
                                                              -------------
NET INVESTMENT INCOME.......................................  $  91,410,098
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(180,662,448)
                                                              -------------
Net Unrealized Appreciation During the Period...............    202,756,414
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $  22,093,966
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 113,504,064
                                                              =============

See Notes to Financial Statements                                             29

Statements of Changes in Net Assets

                                                            YEAR ENDED        YEAR ENDED
                                                          JULY 31, 2003      JULY 31, 2002
                                                          ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................  $   91,410,098    $   161,678,241
Net Realized Loss.......................................    (180,662,448)      (178,082,248)
Net Unrealized Appreciation/Depreciation During the
  Period................................................     202,756,414        (34,932,297)
                                                          --------------    ---------------
Change in Net Assets from Operations....................     113,504,064        (51,336,304)
                                                          --------------    ---------------

Distributions from Net Investment Income:
  Class B Shares........................................     (79,942,206)      (151,858,532)
  Class C Shares........................................      (1,067,561)               -0-
                                                          --------------    ---------------
                                                             (81,009,767)      (151,858,532)
                                                          --------------    ---------------

Return of Capital Distribution:
  Class B Shares........................................      (7,501,943)               -0-
  Class C Shares........................................             -0-                -0-
                                                          --------------    ---------------
                                                              (7,501,943)               -0-
                                                          --------------    ---------------
Total Distributions.....................................     (88,511,710)      (151,858,532)
                                                          --------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      24,992,354       (203,194,836)
                                                          --------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................     267,313,569         28,378,816
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................      44,870,091         73,318,476
Cost of Shares Repurchased..............................    (773,706,504)    (1,329,486,630)
                                                          --------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......    (461,522,844)    (1,227,789,338)
                                                          --------------    ---------------
TOTAL DECREASE IN NET ASSETS............................    (436,530,490)    (1,430,984,174)
NET ASSETS:
Beginning of the Period.................................   2,558,690,397      3,989,674,571
                                                          --------------    ---------------
End of the Period (Including accumulated undistributed
  net investment income of $(8,537,236) and $3,552,247,
  respectively).........................................  $2,122,159,907    $ 2,558,690,397
                                                          ==============    ===============

 30                                            See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2003

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ 113,504,064
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash provided by Operating Activities:
  Decrease in Investments at Value..........................    388,505,003
  Decrease in Interest and Fees Receivables.................      2,730,313
  Decrease in Receivable for Investments Sold...............     19,230,801
  Decrease in Other Assets..................................         90,818
  Decrease in Investment Advisory Fee Payable...............       (402,987)
  Decrease in Administrative Fee Payable....................       (106,049)
  Decrease in Distributor and Affiliates Payable............       (127,214)
  Increase in Payable for Investments Purchased.............     28,359,189
  Decrease in Accrued Expenses..............................       (291,415)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................        216,616
                                                              -------------
    Total Adjustments.......................................    438,205,075
                                                              -------------

NET CASH PROVIDED BY OPERATING ACTIVITIES...................    551,709,139
                                                              -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    266,009,003
Change in Intra-day Credit Line with Custodian Bank.........        238,474
Payments on Shares Repurchased..............................   (773,590,111)
Cash Dividends Paid.........................................    (44,366,505)
                                                              -------------
    Net Cash Used for Financing Activities..................   (551,709,139)
                                                              -------------
NET INCREASE IN CASH........................................            -0-
Cash at Beginning of the Period.............................            -0-
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $         -0-
                                                              =============

See Notes to Financial Statements                                             31

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED JULY 31,
CLASS B SHARES                        --------------------------------------------------------
                                      2003 (c)    2002 (c)    2001 (c)      2000        1999
                                      --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $   8.09    $   8.61    $   9.50    $   9.85    $   9.98
                                      --------    --------    --------    --------    --------
  Net Investment Income.............       .33         .41         .66         .68         .64
  Net Realized and Unrealized
    Gain/Loss.......................       .19        (.55)       (.86)       (.36)       (.13)
                                      --------    --------    --------    --------    --------
Total from Investment Operations....       .52        (.14)       (.20)        .32         .51
Less:
  Distributions from Net Investment
    Income..........................       .29         .38         .69         .67         .64
  Return of Capital Distributions...       .03         -0-         -0-         -0-         -0-
                                      --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD............................  $   8.29    $   8.09    $   8.61    $   9.50    $   9.85
                                      ========    ========    ========    ========    ========

Total Return (a)....................     6.58%      -1.61%      -2.11%       3.15%       5.23%
Net Assets at End of the Period (In
  millions).........................  $1,876.1    $2,558.7    $3,989.7    $6,458.0    $8,136.4
Ratio of Gross Expenses to Average
  Net Assets........................     1.54%       1.43%       1.43%       1.34%       1.35%
Ratio of Net Investment Income to
  Average Net Assets................     4.21%       4.85%       7.34%       6.97%       6.48%
Portfolio Turnover (b)..............       49%         36%         42%         36%         44%

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of the 3% imposed on most shares accepted by the Fund for repurchase within the first year and declining to 0% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(c) Based on average shares outstanding.

 32                                            See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                JUNE 13, 2003
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
CLASS C SHARES                                                 OPERATIONS) TO
                                                              JULY 31, 2003 (c)
                                                              -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 8.16
                                                                   ------
  Net Investment Income.....................................          .04
  Net Realized and Unrealized Gain..........................          .12
                                                                   ------
Total from Investment Operations............................          .16
Less Distributions from Net Investment Income...............          .03
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $ 8.29
                                                                   ======

Total Return (a)............................................        2.02%*
Net Assets at End of the Period (In millions)...............       $246.1
Ratio of Gross Expenses to Average Net Assets...............        1.56%
Ratio of Net Investment Income to Average Net Assets........        3.89%
Portfolio Turnover (b)......................................          49%

*   Non-annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of the 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(c) Based on average shares outstanding.

See Notes to Financial Statements                                             33

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Loan Fund (formerly, Van Kampen Prime Rate Income Trust) (the "Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on October 4, 1989. In June 2003, the Fund completed a transaction in which it redesignated its shares issued before June 13, 2003 as Class B Shares and issued new Class C Shares to the shareholders of Van Kampen Senior Floating Rate Fund in exchange for the assets and liabilities of that fund.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment. The Fund may invest in repurchase

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.

    Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements. Income, expenses and realized and unrealized gains or losses are allocated on a pro-rata basis to each class of shares except for service fees, which are applicable only to Class C shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $727,526,397, which will expire between July 31, 2004 and July 31, 2011.

    At July 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $2,553,716,266
                                                                ==============
Gross tax unrealized appreciation...........................    $   42,518,730
Gross tax unrealized depreciation...........................      (431,513,125)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (388,994,395)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

    The tax character of distributions paid during the years ended July 31, 2003 and 2002 were as follows:

                                                                 2003            2002
Distributions paid from:
  Ordinary income...........................................  $81,734,653    $151,858,532
  Return of Capital.........................................    7,501,943             -0-
                                                              -----------    ------------
                                                              $89,236,596    $151,858,532
                                                              ===========    ============

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent differences relating to return of capital distributions totaling $7,501,943 were reclassified from accumulated undistributed net investment income to capital. Also, permanent differences relating to book to tax amortization differences totaling $21,719,457 were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year, and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

F. CREDITS EARNED ON CASH BALANCES During the year ended July 31, 2003, the Fund's custody fee was reduced by $101,748 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $4.0 billion..........................................       .950%
Next $3.5 billion...........................................       .900%
Next $2.5 billion...........................................       .875%
Over $10 billion............................................       .850%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

    For the year ended July 31, 2003, the Fund recognized expenses of approximately $934,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a Trustee of the Fund is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each Fund. For the year ended July 31, 2003, the Fund recognized expenses of approximately $70,300 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended July 31, 2003, the Fund recognized expenses for these services of approximately $1,939,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and Trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or Trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its Trustees who are not officers of Van Kampen. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

    During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940, as amended, as those companies in which a Fund holds 5% or more of the outstanding voting securities.

                                              REALIZED      INTEREST/       MARKET
                                PAR/           GAIN/         DIVIDEND        VALUE
NAME                           SHARES*         (LOSS)         INCOME        7/31/03         COST
American Blind & Wallpaper
 Factory, Inc.-- Term
 Loan......................  $ 1,048,652    $          0    $  164,729    $ 1,048,652    $ 1,048,652
Decorate Today.com--Common
 Shares....................      198,600               0             0      2,125,020      3,505,909
Imperial Home Decor Group,
 Inc.--Common Shares.......    1,816,143               0             0              0      1,852,465
Imperial Home Decor Realty,
 Inc.--Common Shares.......    1,816,143               0             0              0              0
Imperial Home Decor Group,
 Inc.--Term Loan...........  $ 5,044,842               0       177,723        126,121      5,015,112
Kindred Healthcare, Inc.--
 Common Shares.............    1,033,585               0             0     24,764,697     29,967,875
Kindred Healthcare, Inc.--
 Term Loan.................  $22,205,934               0     1,539,557     21,983,875     20,589,617
London Fog Industries,
 Inc.--Common Shares.......      515,922               0             0      8,848,062     33,576,536
NATG Holdings, LLC--Term
 Loan......................  $ 7,405,983     (17,566,361)      472,418      1,919,327      2,422,870
NATG Holdings, LLC--
 Revolver..................  $ 4,330,904               0       111,168      2,490,270      2,947,872
Orius Corp.--Common
 Shares....................    1,211,236               0             0              0              0
Safelite Glass Corp.--
 Common Shares.............      724,479               0             0      8,266,305      3,912,187
Safelite Glass Realty--
 Common Shares.............       48,903               0             0              0              0
Safelite Glass Corp.--Term
 Loan......................  $17,889,124         150,487       737,388     17,620,787     17,844,359
Transworld Entertainment
 Corp.--Common Shares......    3,789,962               0             0     22,550,274     69,498,017
United Fixtures Holdings,
 Inc.--Common & Preferred
 Shares....................      249,830               0             0              0        535,486
United Fixtures Holdings,
 Inc.--Term Loan...........  $ 3,395,671               0       166,320      2,003,446      3,395,671

*   Shares were acquired through the restructuring of senior loan interests.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

3. CAPITAL TRANSACTIONS

    At July 31, 2003, capital aggregated $2,991,737,259 and $415,924,634 for
Classes B and C, respectively. For the year ended July 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class B...................................................    1,819,593    $  14,406,804
  Class C...................................................   31,027,158      252,906,765
                                                              -----------    -------------
Total Sales.................................................   32,846,751    $ 267,313,569
                                                              ===========    =============
Dividend Reinvestment:
  Class B...................................................    5,643,216    $  44,419,861
  Class C...................................................       54,622          450,230
                                                              -----------    -------------
Total Dividend Reinvestment.................................    5,697,838    $  44,870,091
                                                              ===========    =============
Repurchases:
  Class B...................................................  (97,344,162)   $(762,180,622)
  Class C...................................................   (1,395,382)     (11,525,882)
                                                              -----------    -------------
Total Repurchases...........................................  (98,739,544)   $(773,706,504)
                                                              ===========    =============

    At July 31, 2002, capital aggregated $3,702,593,159 and $0, for Classes B and C, respectively. For the year ended July 31, 2002, transactions in common shares were as follows:

                                                               SHARES            VALUE
Sales:
  Class B.................................................     3,382,131    $    28,378,816
  Class C.................................................            --                 --
                                                            ------------    ---------------
Total Sales...............................................     3,382,131    $    28,378,816
                                                            ============    ===============
Dividend Reinvestment:
  Class B.................................................     8,743,854    $    73,318,476
  Class C.................................................            --                 --
                                                            ------------    ---------------
Total Dividend Reinvestment...............................     8,743,854    $    73,318,476
                                                            ============    ===============
Repurchases:
  Class B.................................................  (159,456,892)   $(1,329,486,630)
  Class C.................................................            --                 --
                                                            ------------    ---------------
Total Repurchases.........................................  (159,456,892)   $(1,329,486,630)
                                                            ============    ===============

    On June 13, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Senior Floating Rate Fund (the "VKSFR Fund") through a tax-free reorganization approved by VKSFR Fund shareholders on June 3, 2003. The Fund issued 30,644,607 shares of Class C valued at $249,753,514 in exchange for VKSFR Fund's net assets. Fund shares held prior to the acquisition were renamed Class B Shares. The shares of VKSFR Fund were converted into Class C shares at a ratio of 1.089 to 1. Included in these net assets was a capital loss

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

carryforward of $88,912,248, amortization differences of $49,259,549 and wash sales of $1,603, which is included in accumulated net realized loss. Also included in these net assets was a deferred compensation balance of $102,698 and non-accrual interest income of $667,659, which are included in accumulated undistributed net investment income. Net unrealized depreciation of VKSFR Fund as of June 13, 2003 was $35,149,764. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended July 31, 2003. Combined net assets on the day of reorganization were $2,213,412,834.

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,027,632,358 and $1,702,354,765, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2003, 98,739,544 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                              WITHDRAWAL    WITHDRAWAL
                                                                CHARGE        CHARGE
                                                              ------------------------
YEAR OF REDEMPTION                                             CLASS B       CLASS C
First.......................................................     3.0%          1.0%
Second......................................................     2.5%           --
Third.......................................................     2.0%           --
Fourth......................................................     1.5%           --
Fifth.......................................................     1.0%           --
Sixth and following.........................................     0.0%           --

    For the year ended July 31, 2003, Van Kampen received early withdrawal charges of approximately $3,060,000, in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Senior Loan agreements, the Fund had unfunded loan commitments of approximately $31,991,200 as of July 31, 2003. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid senior loans as a reserve.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

    The Fund has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on November 7, 2003. The proceeds of any borrowing by the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. For the year ended July 31, 2003, the Fund recognized commitment fee expenses of approximately $638,400. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2003, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
SELLING PARTICIPANT                                             (000)      (000)
Credit Suisse First Boston..................................   $1,196      $1,191
Goldman Sachs Credit Partners L.P. .........................      738         722
                                                               ------      ------
Total.......................................................   $1,934      $1,913
                                                               ======      ======

9. LITIGATION

On September 28, 2001 and October 11, 2001, separate complaints were filed in the United States District Court for the Northern District of Illinois each by a shareholder of the Fund against the Fund, the Adviser, Van Kampen Funds Inc. and certain directors and officers of the Fund. The respective complaints, framed as class actions, allege misstatements and omissions in the Fund's registration statements in violation of the federal securities laws. The separate complaints were consolidated on or about December 15, 2001, and the class was certified on or about August 26, 2002. The consolidated action is entitled Abrams et al. v. Van Kampen Funds, Inc., et al., No. 01 C 7538 (N.D. Ill., Hart J.).

10. SERVICE PLAN

For Class C, the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

    Annual fees under the Plan of .15% (.25% maximum) of average daily net assets are accrued daily and paid quarterly for Class C. Included in the fees for the year ended July 31, 2003, are payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $46,900.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Senior Loan Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Loan Fund (the "Fund"), including the portfolio of investments, as of July 31, 2003, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the Fund's custodian, brokers, and selling or agent banks; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Loan Fund as of July 31, 2003, the results of its operations, cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 4, 2003

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Global/International

   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                          (COMPUTER ICON)

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.                                           (PHONE ICON)

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us
                                                            (MAIL ICON)

 * Open to new investors for a limited time

** Closed to new investors.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR LOAN FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             91       Trustee/Director/Managing
Blistex Inc.                               since 1988  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (62)             Trustee      Trustee     President of CAC, llc., a      91       Trustee/Director/Managing
CAC, llc.                                  since 1988  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of TeleTech
San Diego, CA 92122-6223                               services. Prior to July                 Holdings Inc.,
                                                       2000, Managing Partner of               Stericycle, Inc.,
                                                       Equity Group Corporate                  TheraSense, Inc., GATX
                                                       Investment (EGI), a                     Corporation, Arris Group,
                                                       company that makes                      Inc. and Trustee of the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to May
                                                                                               2002, Director of
                                                                                               Peregrine Systems Inc.
                                                                                               Prior to February 2001,
                                                                                               Vice Chairman and
                                                                                               Director of Anixter
                                                                                               International, Inc. and
                                                                                               IMC Global Inc. Prior to
                                                                                               July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM). Prior to April
                                                                                               1999, Director of Metal
                                                                                               Management, Inc.

Howard J Kerr (67)            Trustee      Trustee     Prior to 1998, President       91       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Theodore A. Myers (73)        Trustee      Trustee     Financial consultant,          36       Director of Met Life
550 Washington Avenue                      since 1988  Trustee or Managing                     Investors (formerly knows
Glencoe, IL 60022                                      General Partner of other                as COVA Financial Life
                                                       funds in the Closed-End                 Insurance). Prior to
                                                       Fund Complex. Prior to                  1997, Director of McLouth
                                                       1998, Senior Financial                  Steel.
                                                       Advisor (and, prior to
                                                       1997, an Executive Vice
                                                       President, Chief
                                                       Financial Officer and
                                                       Director) of Qualitech
                                                       Steel Corporation, a
                                                       producer of high quality
                                                       engineered steels for
                                                       automotive,
                                                       transportation and
                                                       capital goods industries.
                                                       Prior to 1997, member of
                                                       the Arthur Andersen Chief
                                                       Financial Officers'
                                                       Advisory Committee.

Hugo F. Sonnenschein (62)     Trustee      Trustee     President Emeritus and         91       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (57)  Trustee      Trustee     Advisory Director of           91       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        91       Trustee/Director/Managing
333 West Wacker Drive                      since 1988  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom                          in the Fund Complex.
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.

---------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
NAME, AGE AND                       HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)         Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                   since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                        December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                 Investments and President and Chief Operations Officer of
                                                                  the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                  Executive Vice President and Chief Investment Officer of
                                                                  funds in the Fund Complex. Prior to May 2001, Managing
                                                                  Director and Chief Investment Officer of Van Kampen
                                                                  Investments, and Managing Director and President of the
                                                                  Advisers and Van Kampen Advisors Inc. Prior to December
                                                                  2000, Executive Vice President and Chief Investment Officer
                                                                  of Van Kampen Investments, and President and Chief Operating
                                                                  Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                  President and Chief Investment Officer for Equity
                                                                  Investments of the Advisers. Prior to October 1998, Vice
                                                                  President and Senior Portfolio Manager with AIM Capital
                                                                  Management, Inc. Prior to February 1998, Senior Vice
                                                                  President and Portfolio Manager of Van Kampen American
                                                                  Capital Asset Management, Inc., Van Kampen American Capital
                                                                  Investment Advisory Corp. and Van Kampen American Capital
                                                                  Management, Inc.

Stefanie V. Chang (36)       Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                           since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)     Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                  Director of Morgan Stanley Trust for over 5 years. Executive
                                                                  Vice President and Chief Investment Officer of funds in the
                                                                  Fund Complex. Managing Director and Chief Investment Officer
                                                                  of Van Kampen Investments, the Advisers and Van Kampen
                                                                  Advisors Inc. since December 2002.

John R. Reynoldson (50)      Vice President           Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                      since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                     Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                        the Fixed Income Department of the Advisers and Van Kampen
                                                                  Advisors Inc. Prior to December 2000, Senior Vice President
                                                                  of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                  2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                  President of the government securities bond group for Asset
                                                                  Management.

                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
NAME, AGE AND                       HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND              SERVED    DURING PAST 5 YEARS

Ronald E. Robison (64)       Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and            since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer
                             Officer                              and Managing Director of Morgan Stanley Investment
                                                                  Management Inc. Managing Director of Morgan Stanley.
                                                                  Managing Director and Director of Morgan Stanley Investment
                                                                  Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                  Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                  President of the Morgan Stanley Funds.

A. Thomas Smith III (46)     Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  Secretary                since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                                Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                  Investor Services and certain other subsidiaries of Van
                                                                  Kampen Investments. Managing Director and General
                                                                  Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                  Inc. Vice President and Secretary of funds in the Fund
                                                                  Complex. Prior to July 2001, Managing Director, General
                                                                  Counsel, Secretary and Director of Van Kampen Investments,
                                                                  the Advisers, the Distributor, Investor Services, and
                                                                  certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                  Secretary and Director of Van Kampen Investments, the
                                                                  Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                  Investor Services and certain other subsidiaries of Van
                                                                  Kampen Investments. Prior to January 1999, Vice President
                                                                  and Associate General Counsel to New York Life Insurance
                                                                  Company ("New York Life"), and prior to March 1997,
                                                                  Associate General Counsel of New York Life. Prior to
                                                                  December 1993, Assistant General Counsel of The Dreyfus
                                                                  Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                  Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                  the Securities and Exchange Commission, Division of
                                                                  Investment Management, Office of Chief Counsel.

John L. Sullivan (48)        Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Financial Officer and    since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                        Chief Financial Officer and Treasurer of funds in the Fund
                                                                  Complex. Head of Fund Accounting for Morgan Stanley
                                                                  Investment Management. Prior to December 2002, Executive
                                                                  Director of Van Kampen Investments, the Advisers and Van
                                                                  Kampen Advisors Inc.

Howard Tiffen (55)           Vice President           Officer     Managing Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                      since 2000  Inc. Vice President of the senior loan funds advised by the
P.O. Box 5555                                                     Adviser. Prior to 1999, senior portfolio manager for Pilgrim
Oakbrook Terrace, IL 60181                                        Investments. Associate of the Chartered Institute of Bankers
                                                                  and a member of the Economic Club of Chicago.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 59 359
                                                 SLF ANR 9/03 12025I03-AP-9/03

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Fund has granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e) Not applicable.

(f)

         (1)      The Fund's Code of Ethics is attached hereto as Exhibit 10A.

         (2)      Not applicable.

         (3)      Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has one "audit committee financial expert" serving on its audit committee, each of whom is "independent"
Trustee: Theodore A. Myers. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6.  [Reserved.]



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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

The Fund's and its investment advisor's Proxy Voting Policies and Procedures are as follows:
                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.       POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor
Funds) (collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians,

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consultants, and other institutional investors. The services provided to MSIM
Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.      GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.     GUIDELINES

A.       MANAGEMENT PROPOSALS

         1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

                  -        Selection or ratification of auditors.

                  - Approval of financial statements, director and auditor reports.

                  -        Election of Directors.



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                  -        Limiting Directors' liability and broadening
                           indemnification of Directors.

                  - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

                  - General updating/corrective amendments to the charter.

                  -        Elimination of cumulative voting.

                  -        Elimination of preemptive rights.

                  - Provisions for confidential voting and independent tabulation of voting results.

                  - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

        2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

                  Capitalization changes

                  - Capitalization changes that eliminate other classes of stock and voting rights.

                  - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  -        Proposals for share repurchase plans.



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                  -        Proposals to reduce the number of authorized shares
                           of common or preferred stock, or to eliminate classes of preferred stock.

                  -        Proposals to effect stock splits.

                  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                  Compensation

                  - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

                  - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                  - Establishment of Employee Stock Option Plans and other employee ownership plans.

                  Anti-Takeover Matters

                  - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                  - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

         3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

                  - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

                  -        Creation of "blank check" preferred stock.

                  -        Changes in capitalization by 100% or more.


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                  -        Compensation proposals that allow for discounted
                           stock options that have not been offered to employees in general.

                  - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

                  -        Proposals to indemnify auditors.

        4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

                  Corporate Transactions

                  - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

                  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                  - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                  - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                           (i) Whether the stock option plan is incentive based;

                           (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                           (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

                  Anti-Takeover Provisions

                  - Proposals requiring shareholder ratification of poison pills.

                  - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.



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B.       SHAREHOLDER PROPOSALS

         1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

                  - Requiring auditors to attend the annual meeting of shareholders.

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

                  -        Confidential voting.

                  - Reduction or elimination of supermajority vote requirements.

         2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  -        Proposals that limit tenure of directors.

                  -        Proposals to limit golden parachutes.

                  - Proposals requiring directors to own large amounts of stock to be eligible for election.

                  - Restoring cumulative voting in the election of directors.

                  - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  - Proposals that limit retirement benefits or executive compensation.

                  - Requiring shareholder approval for bylaw or charter amendments.

                  - Requiring shareholder approval for shareholder rights plan or poison pill.

                  -        Requiring shareholder approval of golden parachutes.

                  - Elimination of certain anti-takeover related provisions.

                  -        Prohibit payment of greenmail.

         3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.


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                  -        Requirements that the issuer prepare reports that are
                           costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  - Proposals that require inappropriate endorsements or corporate actions.

IV.       ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.       PROXY REVIEW COMMITTEE

         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

                  (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting

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                           all MSIM portfolio shares in a manner contrary to the
                           Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.


Item 8.  [Reserved.]

Item 9. Controls and Procedures



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(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  VAN KAMPEN SENIOR LOAN FUND
            --------------------------------------------------------------------

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 22, 2003

By: /s/ John L. Sullivan
   -----------------------------------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: September 22, 2003